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                                                                   EXHIBIT 10.12


                              SECOND AMENDMENT TO
                               FORMULA AGREEMENT

        This Second Amendment to Formula Agreement (the "Second Amendment") is effective the 21st day of March, 1989.

        WHEREAS, on July 2, 1979, A. Copeland Enterprises, Inc., a Louisiana corporation ("ACE"), Popeyes Famous Fried Chicken, Inc., a Louisiana corporation ("Popeyes"), Alvin C. Copeland ("Copeland"), and certain other individuals (the "Other Parties") entered an agreement providing for the licensing to ACE and Popeyes of certain secret recipes, formulated and processes (the "Formula") used in the preparation of food products sold by Popeyes Famous Fried Chicken restaurants owned and operated by ACE and franchised by Popeyes (the "Formula Agreement");

        WHEREAS, subsequent to July 2, 1979, Copeland and ACE acquired all of the rights of the Other Parties in the Formula;

        WHEREAS, subsequent to July 2, 1979, ACE and Popeyes each were merged with and into Biscuit Investments, Inc., a Louisiana corporation
("Investments");

        WHEREAS, subsequent to July 2, 1979, the facilities of ACE used to manufacture spices, batter and other food products and ingredients prepared with the Formula for use by Popeyes restaurants were conveyed to New Orleans Spice Company, Inc., a Louisiana corporation ("Spice"), along with ACE's ownership interest in the Formula;

        WHEREAS, on March 21, 1989, Spice and Investments entered into a Supply Contract whereby Spice agreed to sell and Investments agreed to purchase all of Investments' requirements of spices, batter and other food products and ingredients prepared with the Formula;

        WHEREAS, on March 21, 1989, Copeland, Investments and Spice entered into an amendment to the Formula Agreement providing for, among other things, the payment by Investments to Copeland and Spice of certain royalties for the use of the Formula; and

        WHEREAS, pursuant to an amended and Restated Agreement and Plan of Merger, and effective September 21, 1989, Investments will be merged with and into Church's Fried Chicken, Inc., which will be the survivor of such merger and will be renamed "Al Copeland Enterprises, Inc." at the effective time thereof; and

        WHEREAS, pursuant to the Amended and Restated Merger Loan Agreement dated September 21, 1989, among Investments, Canadian Imperial Bank of Commerce, New York Agency, as Agent (the "Agent"), and the financial institutions that are parties thereto (the "Merger Loan Agreement"), Biscuit is required to deliver to the
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Agent, as a condition to the making of the loans provided for under the Merger
Loan Agreement (the "Loans"), this Second Amendment.

        NOW THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and the individual and collective benefits to Copeland, Investments and Spice of the Merger Loan Agreement and the Loans, the parties hereto agree as follows:

        1. Copeland warrants that the Formula, and detailed instructions with respect thereto, have been committed to writing and have been deposited in a safety deposit box at First National Bank of Commerce, New Orleans, Louisiana. In the event of the unavailability, incapacity or death of Copeland, arrangements have been made that one of the senior officers of Spice will always be in a position to gain access to the Formula so that it will always be available to Spice.

        2. The Formula Agreement, as amended, may not be amended after the execution date of this Amendment without the written consent of the Agent for so long as any of the Loans or any obligations (as such term is defined in the Merger Loan Agreement) are unpaid.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed on this 21st day of September, 1989.

                                               /s/ Alvin C. Copeland
                                               -------------------------------
                                                       Alvin C. Copeland

                                               BISCUIT INVESTMENTS, INC.


                                         BY:   /s/
                                               -------------------------------
                                               Title: Executive Vice President


                                               NEW ORLEANS SPICE COMPANY, INC.


                                         BY:   /s/
                                               -------------------------------
                                               Title:  Secretary and Treasurer

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